Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted	The following table presents the computation of basic and diluted earnings per ordinary share for the twelve months ended December 31, 2025, 2024 and 2023.

	Twelve Months Ended December 31,
	2025	2024	2023

	($ in millions, except share and per share amounts)
Numerator:
Net income	$340.2	$486.1	$534.7
Less: Preference share dividends	(45.5)	(54.9)	(49.9)
Less: Preference share redemption costs	(4.4)	—	—
Net income available to Aspen Insurance Holdings Limited’s ordinary shareholders	$290.3	$431.2	$484.8

Denominator:
Basic weighted average ordinary shares outstanding (1)	91,375,776	90,833,333	90,833,333
Weighted average effect of dilutive restricted share units	158,644	—	—
Diluted weighted average ordinary shares outstanding (1)	91,534,420	90,833,333	90,833,333

Basic earnings per ordinary share (1)	$3.18	$4.75	$5.34
Diluted earnings per ordinary share (1)	$3.17	$4.75	$5.34

Anti-dilutive shares excluded from the dilutive computation (2)	616,762	—	—
 ______________
(1)    Basic and diluted weighted average ordinary shares outstanding, and basic and diluted earnings per ordinary share have been retroactively adjusted to reflect the impact of the Ordinary Share Exchange, for all periods presented. Refer to Note 12, “Capital Structure” for further details.
(2)    The Company’s share options have been excluded from the calculation of diluted earnings per ordinary share for the twelve months ended December 31, 2025, because the effect of including those shares in the calculation would have been anti-dilutive. For further information on the Company’s share options, refer to Note 17, “Share-Based Payments and Long-Term Incentive Plan”.